THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of November 16, 1999, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :
                              -------------------

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, and that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the " CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties amend the Credit Agreement as and to the extent set forth in this Amendment;

         WHEREAS, for administrative simplicity and other reasons, the Borrower desires to merge Larco Material Handling Inc. ("LARCO") with and into Gaffey, Inc. ("GAFFEY"), with Gaffey being the surviving corporation (the "LARCO-GAFFEY MERGER"); and

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

1. DEFINITIONS. Except to the extent otherwise specified herein, capital-ized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.       AMENDMENTS.

         2.1. Section 1.01 of the Credit Agreement is amended by deleting from the definition of "APPLICABLE MARGIN" the entire pricing chart contained therein and replacing it with the following chart:

                           Applicable Margin Applicable Margin Applicable Margin
RATIO OF FUNDED DEBT TO     for Prime Rate    for Eurodollar    for Commitment
EBITDA                         Advances       Rate Advances          Fee
-----------------------        --------       -------------          ---

Equal to or greater than 4.00     0.50%           2.000%            0.375%
Equal to or greater than 3.50
  less than 4.00                  0.25%           1.750%            0.350%
Equal to or greater than 3.00
  less than 3.50                  0.00%           1.500%            0.300%
Equal to or greater than 2.50
  less than 3.00                  0.00%           1.250%            0.200%
Less than 2.50                    0.00%           0.875%            0.150%


         2.2. Section 1.01 of the Credit Agreement is amended to include the following definition in the appropriate alphabetical order:

         "'CANADIAN DOLLARS' means the lawful currency of Canada."

         2.3.  Section  1.01 of the  Credit  Agreement  is  further  amended  by inserting in the definition of "ALTERNATIVE CURRENCY" after the words "Alternative Currency Letters of Credit," and before the words "the Euro" the words "Canadian Dollars,".

         2.4. Section 1.01 of the Credit Agreement is further amended by inserting in the definition of "ASSIGNED DOLLAR VALUE" before the words "the Euro" in clause (b)(ii)(A) thereof the words "Canadian Dollars,".

         2.5. Section 1.01 of the Credit Agreement is further amended by deleting from the definition of "EXCHANGE RATE" the word "and" that appears before clause (c) of the first sentence of such definition and inserting before the period at the end of the first sentence of such definition the following:

         ", (d) with respect to Canadian Dollars, the spot rate at which U.S. Dollars are offered on such day by the Administrative Agent in London for Canadian Dollars at approximately 11:00 A.M. (London time) and (e) with respect to U.S. Dollars in relation to Canadian Dollars, the spot rate at which Canadian Dollars are offered on such day by the Administrative Agent in London for U.S. Dollars at approximately 11:00 A.M. (London time)"

         2.6. Section 5.02(d)(iii)(4) of the Credit Agreement is amended by deleting the words "$35,000,000 in the aggregate in any Fiscal Year" and replacing them with the following:

          "$10,000,000 in the aggregate in any Fiscal Year; PROVIDED, HOWEVER, THAT, in the event that the Consolidated Funded Debt to EBITDA Ratio of the Borrower (as calculated pursuant to Section 5.04(a)) falls below
         3.50 to 1.0 for any period of four fiscal quarters, the sum of all such amounts shall not exceed $35,000,000 in any Fiscal Year thereafter".

         2.7. Section 5.02(f) of the Credit Agreement is amended by deleting the number "(vi)" that appears before the clause "Investments consisting of Permitted Acquisitions" and replacing it with the number "(vii)" and placing such renumbered clause (vii) in the proper numerical order in such Section 5.02(f).

         2.8. Section 5.02(g)(i) of the Credit Agreement is amended by deleting the figure "$10,000,000" and replacing it with the figure "$5,000,000".

         2.9. Section 5.02(i) of the Credit Agreement is amended by inserting before the period at the end of such Section the following:

         "in any manner that would in any material respect impair the ability of any Loan Party to perform its obligations under any Loan Document or that would impair in any material respect the rights or interests of the Administrative Agent or any of the Lender Parties"

         2.10. Section 5.04(a) of the Credit Agreement is amended by deleting from the chart contained therein the dates from and including December 31, 1999 and the corresponding ratios for such dates and replacing them with the following:

         "December 31, 1999                                  4.50 to 1.0
           March 31, 2000                                    4.50 to 1.0
           June 30, 2000                                     4.25 to 1.0
           September 30, 2000                                4.00 to 1.0
           December 31, 2000                                 3.75 to 1.0
           March 31, 2001                                    3.75 to 1.0
           June 30, 2001                                     3.50 to 1.0
           September 30, 2001                                3.50 to 1.0
           December 31, 2001                                 3.50 to 1.0
           March 31, 2002 and each fiscal
                  quarter end thereafter                     3.25 to 1.0".

         2.11. Section 5.04(b) of the Credit Agreement is amended by deleting the ratio "3.0 to 1.0" and replacing it with the words "the ratio set forth below:

           FOUR FISCAL QUARTERS ENDING ON:                    RATIO
           -------------------------------                    -----

           December 31, 1999                               2.75 to 1.0
           March 31, 2000                                  2.75 to 1.0
           June 30, 2000                                   2.75 to 1.0
           September 30, 2000 and each fiscal
                  quarter end thereafter                   3.00 to 1.0".

         2.12. Section 5.04(c) of the Credit Agreement is amended by deleting from the chart contained therein the words "March 31, 1999 and each fiscal quarter ending thereafter" and the corresponding ratio "1.50 to 1.00" and replacing them with the following:

           "December 31, 1999                              1.25 to 1.0
           March 31, 2000 and each fiscal
                  quarter end thereafter                   1.50 to 1.0".

         2.13. Section 5.04(d) of the Credit Agreement is amended by deleting clause (i) thereof and replacing it with "(i) $190,000,000".

3.       CONSENT TO LARCO-GAFFEY MERGER.


         3.1. Section 5.01(f) of the Credit Agreement, among other things, requires that the Borrower preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name and rights (charter and statutory). Section 5.02(d)(i) of the Credit Agreement, among other things, prohibits the Borrower or any of its Subsidiaries from merging into or consolidating with any Person or permitting any Person to merge into it. Notwithstanding the provisions of Section 5.01(f) and Section 5.02(d)(i), but subject to the conditions precedent set forth in Section 3.2 below and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to the Larco-Gaffey Merger.

         3.2. The Larco-Gaffey Merger is subject to the satisfaction, as determined by the Administrative Agent, of each of the following conditions precedent:
               (a) The Borrower shall have caused Gaffey to have executed and delivered such agreements, instruments and other documents, including, without limitation, UCC-1 financing statements, UCC-3 amendments to financing statements and amendments to intellectual property filings, as shall be necessary or as the Administrative Agent shall have otherwise requested in order to maintain the perfected first priority status of the Administrative Agent's security interests in the Collateral of Gaffey and Larco.

               (b) As of the date of the consummation of the Larco-Gaffey Merger, no Default or Event of Default shall have occurred and be continuing.

               (c) The representations and warranties contained in Section 4 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the date of the consummation of the Larco-Gaffey Merger, as though made on such date.


               (d) The Borrower shall, and shall have caused its Subsidiaries to, have taken all such actions and executed and delivered all such agreements, instruments and other documents as the Administrative Agent shall have reasonably requested in connection with the Larco-Gaffey Merger.

         3.3. The foregoing consent in Section 3.1 is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such consent is expressly limited to the facts and circumstances and subject to the conditions referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Event of Default or Default under the Credit Agreement or any other Loan Document.

4.       REPRESENTATIONS AND WARRANTIES OF THE BORROWER.   The  Borrower  hereby
represents and warrants as follows:

         4.1. Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

         4.2. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

         4.3. The execution, delivery and performance by each applicable Loan Party of this Amendment or the reaffirmations and confirmations attached hereto and each other Loan Document are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the
Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

         4.4. Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

         4.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

5.       CONDITIONS  PRECEDENT TO  THIS AMENDMENT.   The  effectiveness  of this
Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

         5.1. The Borrower, Required Lenders and, as to the amendments contained in Sections 2.1 through 2.4, the Required Alternative Currency Lenders, shall have duly executed and delivered this Amendment.

         5.2. No Default or Event of Default shall have occurred and be continuing.

         5.3. The representations and warranties contained in Section 4 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

         5.4. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "APPROVING LENDER"), in an amount equal to 0.20% (i.e. 20 basis points) of such Approving Lender's Revolving Credit Commitment.

         5.5. The Borrower and its Subsidiaries shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.


6.       EFFECTIVENESS OF AMENDMENT.   This Amendment shall not become effective
unless and until each of the conditions precedent set forth in Section 5 hereof has been satisfied.

7.       REFERENCE  TO AND  EFFECT  UPON  THE CREDIT  AGREEMENT  AND  OTHER LOAN
DOCUMENTS.


         7.1. Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

         7.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except as specifically amended in Section 2 above and for the specific consent set forth in Section 3 above (subject to the terms and conditions of such consent set forth herein), or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

9. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

11. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.



                                            COLUMBUS MCKINNON CORPORATION


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Executive Vice President

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 16th day of November, 1999.


                                            AUTOMATIC SYSTEMS, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            LICO STEEL, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            ABELL-HOWE CRANE, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            G.L. INTERNATIONAL INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            GAFFEY, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            HANDLING SYSTEMS AND CONVEYORS, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer

                                            LARCO MATERIAL HANDLING INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            YALE INDUSTRIAL PRODUCTS, INC.


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer


                                            WASHINGTON EQUIPMENT COMPANY


                                            By:    /s/ R.L. Montgomery
                                                   -------------------
                                            Title: Treasurer

                                            FLEET NATIONAL BANK, as
                                              Administrative Agent


                                            By:    /s/ John G. Tierney
                                                   -------------------
                                            Title: Vice President
                                                   -------------------


                                            FLEET NATIONAL BANK, as Initial
                                              Issuing Bank


                                            By:    /s/ John G. Tierney
                                                   -------------------
                                            Title: Vice President
                                                   -------------------



                                            FLEET NATIONAL BANK, as Swing Line
                                              Bank


                                            By:    /s/ John G. Tierney
                                                   -------------------
                                            Title: Vice President
                                                   -------------------



                                             Lenders

                                             FLEET NATIONAL BANK


                                             By:    /s/ John G. Tierney
                                                    -------------------
                                             Title: Vice President
                                                    -------------------

                                             Lenders

                                             ABN-AMRO BANK N.V. NEW YORK
                                               BRANCH, as a Co-Agent and Lender

                                             By:    /s/ Donald Sutton
                                                    -------------------
                                             Title: Vice President
                                                    -------------------
                                             By:    /s/ Juliette Mound
                                                    -------------------
                                             Title: Assistant Vice President
                                                    ------------------------

                                             Lenders

                                             THE BANK OF NOVA SCOTIA, as a
                                               Co-Agent and Lender


                                             By:    /s/ J. Alan Edwards
                                                    -------------------
                                             Title: Authorized Signatory
                                                    --------------------

                                             Lenders

                                             MANUFACTURERS AND TRADERS TRUST
                                               COMPANY, as a Co-Agent and Lender


                                             By:    /s/ Stephen J. Wydysh
                                                    ---------------------
                                             Title: Vice President
                                                    ---------------------

                                             Lenders

                                             HSBC BANK USA (formerly known as
                                               Marine Midland Bank), as a
                                               Co-Agent and Lender


                                             By:    /s/ D.C. English
                                                    ----------------
                                             Title: Associate Director
                                                    ------------------

                                             Lenders

                                             COMERICA BANK


                                             By:    /s/ Joel Gordon
                                                    ---------------
                                             Title: Account Representative
                                                    ----------------------

                                             Lenders

                                             FIRST UNION NATIONAL BANK


                                             By:    /s/ Mark B. Felker
                                                    ------------------
                                             Title: Senior Vice President
                                                    ---------------------

                                             Lenders

                                             KEYBANK NATIONAL ASSOCIATION


                                             By:   /s/ Francis Lutz
                                                   ----------------
                                             Title:Portfolio Manager and Officer
                                                   -----------------------------

                                             Lenders

                                             MELLON BANK, N.A.


                                             By:    /s/ Edward J. Kloecker
                                                    ----------------------
                                             Title: Vice President
                                                    --------------

                                             Lenders

                                             BANKERS TRUST COMPANY


                                             By:    /s/ G. Andrew Keith
                                                    -------------------
                                             Title: Vice President
                                                    -------------------

                                             Lenders

                                             THE BANK OF NEW YORK


                                             By:    /s/ Thomas C. McCrohan
                                                    ----------------------
                                             Title: Vice President
                                                    --------------

                                             Lenders

                                             NATIONAL BANK OF CANADA


                                             By:    /s/ Michael R. Brace
                                                    --------------------
                                             Title: Marketing Officer
                                                    -----------------


                                             By:    /s/ Mark Dzunion
                                                    ----------------
                                             Title: Credit Analyst
                                                    ----------------

                                             Lenders

                                             NATIONAL CITY BANK OF PENNSYLVANIA


                                             By:_______________________________
                                             Title:____________________________